Harbor Robeco Funds

Supplement to Prospectus dated March 1, 2021
HARBOR ROBECO EMERGING MARKETS ACTIVE EQUITIES FUND
HARBOR ROBECO EMERGING MARKETS CONSERVATIVE EQUITIES FUND
HARBOR ROBECO GLOBAL CONSERVATIVE EQUITIES FUND
HARBOR ROBECO INTERNATIONAL CONSERVATIVE EQUITIES FUND
HARBOR ROBECO US CONSERVATIVE EQUITIES FUND
May 13, 2021
Harbor Funds’ Board of Trustees has determined to liquidate and dissolve Harbor Robeco Emerging Markets Active Equities Fund, Harbor Robeco Emerging Markets Conservative Equities Fund, Harbor Robeco Global Conservative Equities Fund, Harbor Robeco International Conservative Equities Fund, and Harbor Robeco US Conservative Equities Fund (each, a “Fund”). The liquidation of each Fund is expected to occur on June 15, 2021 (the “Liquidation Date”). The liquidation proceeds will be distributed to any remaining shareholders of the Funds on the Liquidation Date.
Shareholders may exchange shares of a Fund for another Harbor fund, or redeem shares out of a Fund, in accordance with Harbor’s exchange and redemption policies as set forth in the Funds’ prospectus, until the Liquidation Date.
In order to ready the Funds for liquidation, each Fund’s portfolio of investments will be transitioned prior to the planned Liquidation Date to one that consists of all or substantially all cash, cash equivalents and debt securities with remaining maturities of less than one year. As a result, shareholders should no longer expect that a Fund will seek to achieve its investment objective of seeking total return.
Because the Funds will be liquidating, the Funds are now closed to new investors. The Funds will no longer accept additional investments from existing shareholders beginning on June 1, 2021.
Investors Should Retain This Supplement For Future Reference
S0521.P.HR